SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 27, 2004

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1500 Crittenden Lane
Mountain View, CA		94043-1351

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

            On July 27, 2004, the Company announced its financial results for the fiscal year and fiscal quarter ended June 25, 2004. A copy of the press release announcing the Company’s financial results is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2004	By:	/s/ Sandra M. Escher

Sandra M. Escher
Senior Vice President and
General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DOCUMENT DESCRIPTION

99.1	Earnings Press Release dated July 27, 2004